UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 30, 2024

SL GREEN REALTY CORP.

SL GREEN OPERATING PARTNERSHIP, L.P.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13199	13-3956775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Delaware	333-167793-02	13-3960398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Vanderbilt Avenue New York, New York 10017 (Address of principal executive offices, including zip code)

(212) 594-2700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Trading Symbol	Title of Each Class	Name of Each Exchange on Which Registered
SL Green Realty Corp.	SLG	Common Stock, $0.01 par value	New York Stock Exchange
SL Green Realty Corp.	SLG.PRI	6.500% Series I Cumulative Redeemable Preferred Stock, $0.01 par value	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2024, Matthew DiLiberto and SL Green Realty Corp. (the “Company”) entered into an amendment to the employment agreement between Mr. DiLiberto and the Company (the “Amendment”) to modify the methodology for calculating Mr. DiLiberto’s annual bonus.

Pursuant to the Amendment, Mr. DiLiberto will be eligible to earn up to 250% of his base salary based on formulaic goals established in advance by the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”), which shall comprise 60% of Mr. DiLiberto’s total annual bonus opportunity for each fiscal year during the term (the “Formulaic Component”). The remaining 40% of Mr. DiLiberto’s annual bonus opportunity for each fiscal year will be determined by dividing the Formulaic Component (once it has been calculated) by 0.6, less the amount of the as-calculated Formulaic Component, to establish a non-formulaic bonus opportunity amount (the “Non-Formulaic Component”). Mr. DiLiberto may earn between 0% and 100% of the Non-Formulaic Component, as determined in the discretion of the Compensation Committee.

Except as set forth above, the terms of the employment agreement have not been modified by the Amendment. The discussion above is qualified in its entirety by reference to the Amendment, which is being filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits

10.1	First Amendment to Amended and Restated Employment and Noncompetition Agreement, dated as of January 30, 2024, by and between SL Green Realty Corp. and Matthew DiLiberto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SL GREEN REALTY CORP.

By:	/s/ Andrew S. Levine
Name:	Andrew S. Levine
Title:	Executive Vice President, Chief Legal Officer and General Counsel

SL GREEN OPERATING PARTNERSHIP, L.P.

By: SL GREEN REALTY CORP., its general partner

By:	/s/ Andrew S. Levine
Name:	Andrew S. Levine
Title:	Executive Vice President, Chief Legal Officer and General Counsel

Date: February 2, 2024

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